EXHIBIT 10.1

SECOND LIEN SECURITY AGREEMENT

dated as of

July 9, 2012

among

THE BON-TON DEPARTMENT STORES, INC.,

THE GRANTORS IDENTIFIED HEREIN,
collectively, the Initial Grantors,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee and Collateral Agent

TABLE OF CONTENTS

		Page

ARTICLE I

DEFINITIONS

SECTION 1.01	Indenture	1
SECTION 1.02	Other Defined Terms	1

ARTICLE II

PLEDGE OF SECURITIES

SECTION 2.01	Pledge	7
SECTION 2.02	Delivery of the Pledged Collateral	7
SECTION 2.03	Representations, Warranties and Covenants	8
SECTION 2.04	Certification of Limited Liability Company and Limited Partnership Interests	9
SECTION 2.05	Registration in Nominee Name; Denominations	9
SECTION 2.06	Voting Rights; Dividends and Interest	9
SECTION 2.07	Uncertificated Securities	11
SECTION 2.08	Limitations on Pledged Collateral	11

ARTICLE III

SECURITY INTERESTS

SECTION 3.01	Security Interest	12
SECTION 3.02	Real Property	14
SECTION 3.03	Representations and Warranties	14
SECTION 3.04	Covenants	15
SECTION 3.05	Other Actions	17

ARTICLE IV

REMEDIES

SECTION 4.01	Remedies upon Default	19
SECTION 4.02	Application of Proceeds	20
SECTION 4.03	Intellectual Property	22

ARTICLE V

SUBROGATION AND SUBORDINATION

SECTION 5.01	Contribution and Subrogation	23
SECTION 5.02	Subordination	23

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		Page

ARTICLE VI

MISCELLANEOUS

SECTION 6.01	Notices	23
SECTION 6.02	Waivers; Amendment	23
SECTION 6.03	Collateral Agent’s Fees and Expenses; Indemnification	24
SECTION 6.04	Successors and Assigns	24
SECTION 6.05	Survival of Agreement	25
SECTION 6.06	Counterparts; Effectiveness; Several Agreement	25
SECTION 6.07	Severability	25
SECTION 6.08	Right of Set-Off	25
SECTION 6.09	Governing Law; Jurisdiction	26
SECTION 6.10	WAIVER OF JURY TRIAL	26
SECTION 6.11	Headings	27
SECTION 6.12	Security Interest Absolute	27
SECTION 6.13	Termination or Release	27
SECTION 6.14	Additional Grantors	27
SECTION 6.15	Collateral Agent Appointed Attorney-in-Fact	27
SECTION 6.16	General Authority of the Collateral Agent	28
SECTION 6.17	Conflicts; Intercreditor Agreement	28
SECTION 6.18	Permitted Additional Pari Passu Obligations	29
SECTION 6.19	Delivery to Collateral Agent Generally	29
SECTION 6.20	Concerning the Collateral Agent	29
SECTION 6.21	USA PATRIOT Act	29
SECTION 6.22	Miscellaneous	30

Schedules

SCHEDULE I	Pledged Equity; Pledged Debt
SCHEDULE II	Perfection Information
SCHEDULE III	Commercial Tort Claims
SCHEDULE IV	Deposit Accounts

Exhibits

EXHIBIT I	Form of Security Agreement Supplement
EXHIBIT II	Form of Additional Pari Passu Joinder Agreement
EXHIBIT III	Form of Copyright Security Agreement
EXHIBIT IV	Form of Patent Security Agreement
EXHIBIT V	Form of Trademark Security Agreement

ii

SECOND LIEN SECURITY AGREEMENT

SECOND LIEN SECURITY AGREEMENT dated as of July 9, 2012, among THE BON-TON DEPARTMENT STORES, INC., a Delaware corporation (the “Issuer”), the other Persons listed on the signature pages hereof (collectively, the “Initial Grantors”), certain subsidiaries of the Issuer from time to time party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as trustee for the Notes (defined below) (in such capacity, the “Trustee”) and collateral agent for the Secured Parties (in such capacity the “Collateral Agent”).

Reference is made to the indenture dated as of July 9, 2012 (as amended, amended and restated, extended, renewed, refinanced, supplemented or otherwise modified from time to time, the “Indenture”), by and among the Issuer, each Guarantor (as defined in the Indenture), the Trustee and the Collateral Agent pursuant to which the Issuer has issued 10 5/8% Second Lien Senior Secured Notes due 2017 (together with any Additional Notes, the “Notes”).  The Indenture requires that the Issuer and the Guarantors enter into this Agreement.  The Guarantors will derive substantial benefits from the issuance of the Notes pursuant to the Indenture and are willing to execute and deliver this Agreement pursuant to the requirements of the Indenture.  Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01                            Indenture.

(a)                                 Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Indenture.  All capitalized terms defined in the New York UCC (as defined herein) and not defined in this Agreement have the meanings specified therein; the term “instrument” shall have the meaning specified in Article 9 of the New York UCC.

(b)                                 The rules of construction specified in Section 1.04 of the Indenture also apply to this Agreement.

SECTION 1.02                            Other Defined Terms.  As used in this Agreement, the following terms have the meanings specified below:

“Account” has the meaning specified in the UCC and includes all rights to payment for goods sold or leased, or for services rendered.

“Account Control Agreement” means each deposit account control agreement and other bank account control agreement required pursuant to Section 7.2.1 or Section 8.5 in the Credit Agreement (as in effect on the date hereof), in each case in form and substance reasonably satisfactory to the First Lien Agent and the Collateral Agent.

“Account Debtor” means a Person who is obligated under an Account, Chattel Paper or General Intangible.

“Additional Pari Passu Agent” means the Person appointed to act as trustee, agent or representative for the holders of Permitted Additional Pari Passu Obligations pursuant to any Additional Pari Passu Agreement.

“Additional Pari Passu Agreement” means the indenture, credit agreement or other agreement under which any Permitted Additional Pari Passu Obligations (other than Additional Notes) are incurred and any notes or other instruments representing such Permitted Additional Pari Passu Obligations.

“Additional Pari Passu Joinder Agreement” means an agreement substantially in the form of Exhibit II.

“Agreement” means this Second Lien Security Agreement.

“Article 9 Collateral” has the meaning assigned to such term in Section 3.01(a).

“Claiming Party” has the meaning assigned to such term in Section 5.01.

“Collateral” means the Article 9 Collateral and the Pledged Collateral.

“Collateral Agent” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Contributing Party” has the meaning assigned to such term in Section 5.01.

“Control” means (i) in the case of each Deposit Account, “control,” as such term is defined in Section 9-104 of the UCC and (ii) in the case of any Security Entitlement, “control,” as such term is defined in Section 8-106 of the UCC.

“Copyrights” means, collectively, with respect to each Grantor, all copyrights (whether statutory or common law, whether established or registered in the United States or any other country, whether registered or unregistered and whether published or unpublished), including rights in Software, and all copyright registrations and applications made by such Grantor, in each case, whether now owned or hereafter created or acquired by or assigned to such Grantor, together with any and all (i) rights and privileges arising under applicable law with respect to such Grantor’s use of such copyrights, (ii) renewals, reversions and extensions thereof and supplements thereto, (iii) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto, including damages and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present or future infringements thereof.

“Copyright Security Agreement” means an agreement substantially in the form of Exhibit III hereto.

“Covered Documents” means the Note Documents and Additional Pari Passu Agreements.

“Credit Agreement” means that certain Second Amended and Restated Credit Agreement, dated as of March 21, 2011, by and among The Bon-Ton Department Stores, Inc., The Elder-Beerman Stores Corp., Carson Pirie Scott II, Inc., Bon-Ton Distribution, Inc., McRIL, LLC and The Bon-Ton Stores of Lancaster, Inc., the other loan parties party thereto, Bank of America, N.A., as Agent, and the lenders from time to time party thererto, including any related notes, guarantees (including the guarantee of the Parent), collateral documents, instruments and agreements executed in connection therewith, and as the same may be amended, restated, modified, renewed, refunded, replaced or refinanced from time to time, regardless of whether such amendment, restatement, modification, renewal, refunding, replacement or refinancing is with the same financial institutions or otherwise.

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Discharge of First Lien Obligations” means the “payment in full” of the “Revolving Credit Claims”, each as defined in the Intercreditor Agreement.

“Equity Interests” has the meaning assigned to such term in the Indenture.

“Event of Default” means, collectively “Event of Default” as defined in the Indenture or as defined in the documentation governing any Permitted Additional Pari Passu Obligations.

“First Lien Agent” means Bank of America, N.A., as collateral agent under the Credit Agreement, and its successors and assigns.

“First Lien Security Document” means any security document granting or evidencing a first-priority security interest to secure the obligations under the Credit Facility Obligations.

“Flood Insurance Laws” means, collectively, (i) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statue thereto, (iii) the National Flood Insurance Reform Act of 1994 as now or hereafter in effect or any successor statute thereto and (iv) the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute thereto.

“Foreign Subsidiary” shall mean a Subsidiary that is organized under the laws of a jurisdiction other than the United States or any state thereof or the District of Columbia.

“General Intangibles” has the meaning specified in the UCC and includes choses in action, causes of action, company or other business records, inventions, blueprints, designs, Patents, Patent applications, Trademarks, Trademark applications, trade names, trade secrets, service marks, goodwill, brand names, Copyrights, registrations, licenses, franchises, customer lists, permits, tax refund claims, computer programs, operational manuals, internet addresses and domain names, insurance refunds and premium rebates, all rights to indemnification, contract rights and all other intangible Property of any kind.

“Goodwill” means, collectively, with respect to each Grantor, the goodwill connected with such Grantor’s business including all goodwill connected with (i) the use of and symbolized by any Trademark or Intellectual Property License with respect to any Trademark in which such Grantor has any interest, (ii) all technology, know-how, trade secrets, customer and supplier lists, proprietary information, inventions, methods, procedures, formulae, descriptions, compositions, data, drawings, specifications, name plates, catalogs, confidential information and the right to limit the use or disclosure thereof by any person, pricing and cost information, business and marketing plans and proposals, consulting agreements, engineering contracts and such other assets which relate to such goodwill and (iii) all product lines of such Grantor’s business.

“Governmental Authority” means any nation or government, any state, provincial, territorial or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Grantor” means, collectively, the Initial Grantors and any Person that executes and delivers a Security Agreement Supplement pursuant to Section 6.14.

“Indenture” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Indemnitees” means the Trustee, Collateral Agent, Holders, any other Secured Party and their respective Affiliates, directors, officers, employees, counsel, agents, advisors, and other representatives.

“Initial Grantors” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Intellectual Property Collateral” means, collectively, the Patents, Trademarks, Copyrights, Intellectual Property Licenses and Goodwill.

“Intellectual Property Licenses” means, collectively, with respect to each Grantor, all license and distribution agreements with, and covenants not to sue, any other party with respect to any Patent, Trademark or Copyright or Goodwill, whether such Grantor is a licensor or licensee, distributor or distributee under any such license or distribution agreement, together with any and all (i) renewals, extensions, supplements and continuations thereof, (ii) income, fees, royalties, damages, claims and payments now and hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future breaches, defaults or violations thereof, (iii) rights to sue for past, present and future breaches, defaults or violations thereof and (iv) other rights to use, exploit or practice any or all of the Patents, Trademarks or Copyrights or any Goodwill.

“Intercreditor Agreement” means the Intercreditor Agreement, dated as of the date hereof, among Bank of America, N.A., as First Lien Agent, each Other First Priority Lien Obligations Agent from time to time party thereto, each in its capacity as First Lien Agent, the Trustee and Collateral Agent, and each collateral agent for any Future Second Lien Indebtedness from time to time party thereto, each in its capacity as Second Priority Agent as the same may be amended, restated, modified, renewed, refunded, replaced or refinanced from time to time.

“Intervening Creditor” has the meaning assigned to such term in Section 4.02(c).

“Issue Date” means July 9, 2012.

“Issuer” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Material Intellectual Property Collateral” means any Intellectual Property Collateral that is material (i) to the use and operation of the Collateral or Mortgaged Property or (ii) to the business, results of operations, prospects or condition, financial or otherwise, of any Grantor.

“Mortgage” means, collectively, the deeds of trust, trust deeds, deeds of hypothec and mortgages creating and evidencing a Lien on a Mortgaged Property made by the applicable Grantor in favor of the Collateral Agent for its benefit and the benefit of the Secured Parties, in form and substance reasonably satisfactory to the Collateral Agent.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Note Documents” means the Notes (including Additional Notes), the Mortgages, the Note Guarantees, the Security Documents and the Indenture.

“Note Guarantees” means the Guarantees made by the Guarantors of the Notes.

“Notes Obligations” means (a) the due and punctual payment by the Issuer and each Guarantor of (i) the unpaid principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Notes and the Note Guarantees, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary obligations of the Issuer and each Guarantor to any of the Secured Parties under the Indenture and each of the other Note Documents, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) and (b) the due and punctual performance of all other obligations of the Issuer and each Guarantor under or pursuant to the Indenture and each of the other Note Documents.

“Patents” means, collectively, with respect to each Grantor, all patents issued or assigned to, and all patent applications and registrations made by, such Grantor (whether established or registered or recorded in the United States or any other country), together with any and all (i) rights and privileges arising under applicable law with respect to such Grantor’s use of any patents, (ii) inventions and improvements described or claimed therein, (iii) reissues, reexaminations, divisions, continuations, extensions and continuations-in-part thereof and amendments thereto, (iv) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements thereof, (v) rights corresponding thereto throughout the world and (vi) rights to sue for past, present or future infringements thereof.

“Patent Security Agreement” means an agreement substantially in the form of Exhibit IV hereto.

“Perfection Information” means the schedules and attachments substantially in the form of Schedule II, completed and supplemented as contemplated thereby.

“Permitted Additional Pari Passu Obligations” means obligations under any Additional Notes or any other Indebtedness (whether or not consisting of Additional Notes) of the Issuer or any Guarantor secured by the Liens, in each case permitted to be incurred pursuant to the terms of the Indenture, including (a) the due and punctual payment by each applicable Grantor of (i) the unpaid principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on such Additional Notes (and Note Guarantees) or other Indebtedness, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary obligations of each applicable Grantor to any of the Secured Parties under the Indenture or applicable Additional Pari Passu Agreement, as the case may be, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) and (b) the due and punctual performance of all other obligations of each additional Grantor under or pursuant to the Indenture or Additional Pari Passu Agreement, as the case may be.

“Pledged Collateral” has the meaning assigned to such term in Section 2.01.

“Pledged Debt” has the meaning assigned to such term in Section 2.01.

“Pledged Equity” has the meaning assigned to such term in Section 2.01.

“Pledged Securities” means any promissory notes, stock certificates or other securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Property” means any interest in any kind of property or asset, whether real, personal or mixed, tangible or intangible.

“Real Estate” means all right, title and interest (whether as owner, lessor or lessee) in any real Property or any buildings, structures, parking areas or other improvements thereon.

“Secured Obligations” means, collectively, the Notes Obligations and the Permitted Additional Pari Passu Obligations, including any interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding on such Permitted Additional Pari Passu Obligations.

“Secured Parties” means, collectively, the Collateral Agent, the Trustee, each Additional Pari Passu Agent, the Holders and any holders of Secured Obligations.

“Security Agreement Supplement” means an instrument in the form of Exhibit I hereto.

“Security Interest” has the meaning assigned to such term in Section 3.01(a).

“Trademarks” means, collectively, with respect to each Grantor, all trademarks (including service marks), slogans, logos, certification marks, trade dress, uniform resource locations (URL’s), domain names, corporate names and trade names, whether registered or unregistered, owned by or assigned to such Grantor and all registrations and applications for the foregoing (whether statutory or common law and whether established or registered in the United States or any other country or any political subdivision thereof), together with any and all (i) rights and privileges arising under applicable law with respect to such Grantor’s use of any trademarks, (ii) extensions and renewals thereof and amendments thereto, (iii) income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including damages, claims and payments for past, present or future infringements, dilutions or violations thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present and future infringements, dilutions or violations thereof.

“Trademark Security Agreement” means an agreement substantially in the form of Exhibit V hereto.

“Trustee” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as the same may from time to time be in effect in the State of New York or the Uniform Commercial Code (or similar code or statute) of another jurisdiction, to the extent it may be required to apply to any item or items of Collateral.

ARTICLE II

Pledge of Securities

SECTION 2.01                            Pledge.  As security for the payment or performance, as the case may be, in full of the Secured Obligations, including the Note Guarantees, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all of such Grantor’s right, title and interest in, to and under, and whether now or hereafter existing or arising, (i) all Equity Interests held by it in each of its Subsidiaries, including, without limitation, the Equity Interests listed on Schedule I and any other Equity Interests in any of its Subsidiaries obtained in the future by such Grantor and the certificates representing all such Equity Interests (collectively, the “Pledged Equity”); provided that the Pledged Equity shall not include (A)  the Equity Interests of the Issuer, Bonstores Holdings One, LLC and Bonstores Holdings Two, LLC, (B) voting Equity Interests in excess of 65% of the issued and outstanding voting Equity Interests of each Foreign Subsidiary (not otherwise excluded from the Pledged Equity) directly held by any Grantor and (C) the partnership interests in any of The Bon-Ton Properties-Eastview L.P., The Bon-Ton Properties-Marketplace L.P., or The Bon-Ton Properties-Greece Ridge L.P., to the extent that the grant of such security interest would constitute or result in a breach or termination pursuant to the terms of, or a default under, any lease, loan document, partnership agreement or other organizational document of such limited partnership, so long as such restrictive provision is enforceable under applicable law; (ii) (A) the debt securities owned by it including, without limitation, the debt securities listed opposite the name of such Grantor on Schedule I, (B) any debt securities obtained in the future by such Grantor and (C) the promissory notes and any other instruments evidencing such debt securities (the debt securities referred to in clauses (A), (B) and (C) of this clause (ii) are collectively referred to as the “Pledged Debt”); (iii) all other property that may be delivered to and held by the Collateral Agent; (iv) subject to Section 2.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (i) and (ii) above; (v) subject to Section 2.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (i), (ii) and (iii) above; and (vi) all Proceeds of any of the foregoing (the items referred to in clauses (i) through (v) above being collectively referred to as the “Pledged Collateral”).  Notwithstanding the foregoing, at any time prior to the Discharge of First Lien Obligations, Pledged Collateral shall not include any assets that are not at such time required to be subject to the Liens securing the Credit Facility Obligations pursuant to the terms of the First Lien Security Documents; provided, however, that at any time such assets are required to be subject to the Liens securing the Credit Facility Obligations then such asset shall no longer be excluded from Pledged Collateral.

TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, forever, subject, however, to the terms, covenants and conditions hereinafter set forth.

SECTION 2.02                            Delivery of the Pledged Collateral.

(a)                                 Subject to the Intercreditor Agreement, each Grantor agrees promptly to deliver or cause to be delivered to the Collateral Agent, for the benefit of the Secured Parties, any and all Pledged Securities (other than any uncertificated securities, but only for so long as such securities remain uncertificated) to the extent such Pledged Securities are required to be delivered pursuant to this Agreement.

(b)                                 Subject to the Intercreditor Agreement, upon delivery to the Collateral Agent, (i) any Pledged Securities shall be accompanied by stock powers or note powers, as applicable, duly executed in blank or other instruments of transfer reasonably satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Grantor and such other instruments or documents as the Collateral Agent may reasonably request.  Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule I and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities.  Each schedule so delivered shall supplement any prior schedules so delivered.

SECTION 2.03                            Representations, Warranties and Covenants.  Each Grantor represents, warrants and covenants to and with the Collateral Agent, for the benefit of the Secured Parties, that:

(a)                                 Schedule I correctly sets forth the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Equity and includes all Equity Interests, debt securities and promissory notes required to be pledged hereunder in accordance with the terms hereof;

(b)                                 Each Grantor has good title to the Pledged Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Pledged Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than consent or approval that has been obtained;

(c)                                  the Pledged Equity and Pledged Debt have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Equity, are fully paid and nonassessable and (ii) in the case of Pledged Debt, are legal, valid and binding obligations of the issuers thereof;

(d)                                 except for the security interests granted hereunder, each of the Grantors (i) is and, subject to any transfers made in compliance with the Covered Documents, will continue to be the direct owner, beneficially and of record, of the Pledged Securities, (ii) holds the same free and clear of all Liens, other than (A) Liens created by the Security Documents and (B) Liens expressly permitted under the Covered Documents, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than (A) Liens created by the Security Documents and (B) Liens expressly permitted under the Covered Documents, and (iv) will use commercially reasonable efforts to defend its title or interest thereto or therein against any and all Liens (other than the Liens permitted pursuant to this Section 2.03(d)), however arising, of all Persons whomsoever;

(e)                                  except for restrictions and limitations imposed by the Covered Documents, or securities laws generally and except as described in the Perfection Information, the Pledged Collateral is and will continue to be freely transferable and assignable, and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect in any manner material and adverse to the Secured Parties the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;

(f)                                   each of the Grantors has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

(g)                                  no consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary for the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect);

(h)                                 by virtue of the execution and delivery by the Grantors of this Agreement, when any Pledged Securities are delivered to the Collateral Agent in accordance with this Agreement, the Collateral Agent will receive a legal, valid and perfected lien upon and security interest in such Pledged Securities as security for the payment and performance of the Secured Obligations; and

(i)                                     the pledge effected hereby is effective to vest in the Collateral Agent, for the benefit of the Secured Parties, the rights of the Collateral Agent in the Pledged Collateral as set forth herein.

SECTION 2.04                            Certification of Limited Liability Company and Limited Partnership Interests.  Subject to the terms of the Intercreditor Agreement, each certificate representing an interest in any limited liability company or limited partnership controlled by any Grantor and pledged under Section 2.01 shall be delivered to the Collateral Agent.

SECTION 2.05                            Registration in Nominee Name; Denominations.

(a)                                 Subject to the terms of the Intercreditor Agreement, the Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Agent, if an Event of Default shall occur and be continuing, and each Grantor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Grantor.

(b)                                 Subject to the terms of the Intercreditor Agreement, if an Event of Default shall occur and be continuing, the Collateral Agent shall have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement and the other Note Documents.

SECTION 2.06                            Voting Rights; Dividends and Interest.

(a)                                 Unless and until an Event of Default shall have occurred and be continuing (subject to the terms of the Intercreditor Agreement):

(i)                  Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Indenture and the other Covered Documents; provided that such rights and powers shall not be exercised in any manner that could materially and adversely affect the rights inuring to a holder of any Pledged Securities or the rights and remedies of any of the Collateral Agent or the other Secured Parties under this Agreement, the Indenture or any other Covered Document or the ability of the Secured Parties to exercise the same.

(ii)               The Collateral Agent shall execute and deliver to each Grantor, or cause to be executed and delivered to each Grantor, all such proxies, powers of attorney and other instruments as each Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

(iii)            Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Indenture, the other Covered Documents and applicable laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Equity or Pledged Debt, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and the Secured Parties and, subject to the terms of the Intercreditor Agreement, shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement).

(b)                                 Subject to the terms of the Intercreditor Agreement, upon the occurrence and during the continuance of an Event of Default, then all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 2.06 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions.  Subject to the terms of the Intercreditor Agreement, all dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 2.06 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Grantor and, subject to the terms of the Intercreditor Agreement, shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement).  Subject to the terms of the Intercreditor Agreement, any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 4.02.  Subject to the terms of the Intercreditor Agreement and after all Events of Default have been cured or waived and the Issuer has delivered to the Collateral Agent an Officer’s Certificate to that effect, the Collateral Agent shall promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 2.06 and that remain in such account.

(c)                                  Subject to the terms of the Intercreditor Agreement, upon the occurrence and during the continuance of an Event of Default, then all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 2.06, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 2.06, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed in accordance with Section 4.02(f), the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights.  After all Events of Default have been cured or waived and the Issuer has delivered to the Collateral Agent an Officer’s Certificate to that effect, each Grantor shall have the exclusive right to exercise the voting and/or consensual rights and powers that such Grantor would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) of this Section 2.06 and the Collateral Agent shall have all the obligations it would otherwise have under paragraph (a)(ii) of this Section 2.06.

SECTION 2.07                            Uncertificated Securities.  Subject to the Intercreditor Agreement, with respect to an uncertificated security (other than an uncertificated security credited on the books of a Clearing Corporation or Securities Intermediary) held by any Grantor, such Grantor shall execute, and cause the issuer of such uncertificated security to duly authorize, execute and deliver to the Collateral Agent at the Collateral Agent’s request, an agreement satisfactory in form to the Collateral Agent pursuant to which such issuer agrees to comply with any and all instructions originated by the Collateral Agent without further consent by such Grantor and not to comply with instructions regarding such uncertificated security (and any partnership interests and limited liability company interests issued by such issuer) originated by any other Person other than a court of competent jurisdiction; provided that, prior to the Discharge of First Lien Obligations, no Grantor shall be required to deliver any such agreement to the extent and for so long that such Grantor is not required at such time to deliver such agreement to the First Lien Agent under the terms of the First Lien Security Documents; provided, however, such Grantor shall deliver such agreement to the Collateral Agent at the time that it is required to deliver such agreement to the First Lien Agent under the terms of the First Lien Security Documents.

SECTION 2.08                            Limitations on Pledged Collateral.

(a)                                 The Capital Stock of a Subsidiary of Issuer that is owned by Issuer or any other Grantor will constitute Pledged Collateral only to the extent that such Capital Stock can secure the Notes and the related Note Guarantees without Rule 3-16 of Regulation S-X under the Securities Act (or any other law, rule or regulation) requiring separate financial statements of such Subsidiary to be filed with the SEC (or any other governmental agency).  In the event that Rule 3-16 of Regulation S-X under the Securities Act requires or is amended, modified or interpreted by the SEC to require (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would require) the filing with the SEC (or any other governmental agency) of separate financial statements of any Subsidiary due to the fact that such Subsidiary’s Capital Stock secures the Notes and the related Note Guarantees, then the Capital Stock and securities of such Subsidiary shall automatically be deemed not to be part of the Pledged Collateral (but only to the extent necessary to not be subject to such requirement).  In such event, this Agreement and the other Security Documents may be amended or modified, without the consent of any Holder, to the extent necessary to release the security interest on the Capital Stock that are so deemed to no longer constitute part of the Pledged Collateral.

(b)                                 In the event that Rule 3-16 of Regulation S-X under the Securities Act is amended, modified or interpreted by the SEC to permit (or is replaced with another rule or regulation, or any other law, rule or regulations adopted, which would permit) such Subsidiary’s Capital Stock to secure the Notes and the Note Guarantees in excess of the amount then pledged without the filing with the SEC (or any other governmental agency) of separate financial statements of such Subsidiary, then the Capital Stock of such Subsidiary shall automatically be deemed to be a part of the Pledged Collateral (but only to the extent permitted without resulting in any such financial statement requirement).  In such event, this Agreement may be amended or modified, without the consent of any Holder, to the extent necessary to subject to the Liens under the Pledged Collateral such additional Capital Stock.

ARTICLE III

Security Interests

SECTION 3.01                            Security Interest.

(a)                                 As security for the payment or performance, as the case may be, in full of the Secured Obligations, including the Notes Guarantees, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i)                          all Accounts and all Credit Card Receivables;

(ii)                       all Chattel Paper, including electronic chattel paper;

(iii)                    all Commercial Tort Claims described on Schedule III;

(iv)                   all Deposit Accounts;

(v)                      all Documents;

(vi)                   subject to clause (C) of the proviso to Section 2.01, all General Intangibles, including Payment Intangibles, Software and Intellectual Property Collateral;

(vii)                all Goods, including Inventory, Equipment and Fixtures;

(viii)             all Instruments;

(ix)                   all Investment Property;

(x)                      all Letter-of-Credit Rights;

(xi)                   all Supporting Obligations;

(xii)                all monies, whether or not in the possession or under control of the Collateral Agent, a Secured Party or a bailee or Affiliate of the Collateral Agent or a Secured Party;

(xiii)             all accessions to, substitutions for, and all replacements, products, and cash and non-cash proceeds of the foregoing, including proceeds of and unearned premiums with respect to insurance policies, and claims against any Person for loss, damage or destruction of any Collateral;

(xiv)            all books and records (including customer lists, files correspondence, tapes, computer programs, print-outs and computer records) pertaining to the foregoing; and

(xv)               to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all supporting obligations, collateral security and guarantees given by any Person with respect to any of the foregoing;

provided that notwithstanding anything to the contrary in this Agreement, the Indenture or the other Covered Documents, this Agreement shall not constitute a grant of a security interest in, and “Article 9 Collateral” shall not include, (A) any property, other than Inventory, Accounts and other property of the type that is included in the Tranche A Borrowing Base or the Tranche A-1 Borrowing Base (as defined in the Credit Agreement as in effect on the date hereof) under the Credit Agreement, to the extent that a grant of a security interest therein (y) is prohibited by any requirements of law or (z) is prohibited by or constitutes a breach or default under or results in the termination of or requires any consent not obtained under any contract, license, agreement, instrument or other document evidencing or giving rise to such property or any applicable shareholder or similar agreement, (B) any motor vehicles, (C) Equipment subject to a Lien permitted pursuant to clause (10) of the definition of “Permitted Liens” in the Indenture so long as the documents evidencing such Indebtedness expressly prohibit a second priority lien on such Equipment, (D) any United States intent-to-use application for a Trademark that may be deemed invalidated, canceled or abandoned due to the grant and/or enforcement of such security interest unless and until such time that the grant and/or enforcement of the security interest will not affect the status or validity of such trademark and (E) at any time prior to the Discharge of First Lien Obligations, any assets that are not at such time required to be subject to the Liens securing the Credit Facility Obligations pursuant to the terms of the First Lien Security Documents; provided, however, that at any time such assets are required to be subject to the Liens securing the Credit Facility Obligations then such asset shall no longer be excluded pursuant to this clause (E); provided further that, in the case of clauses (A) and (C), such exclusion shall apply solely to the extent such prohibition or breach or default or requirement for consent is in effect and is enforceable under applicable law.

(b)                                 Each Grantor hereby irrevocably authorizes the Collateral Agent for the benefit of the Secured Parties at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) indicate the Collateral as all assets of such Grantor or words of similar effect or being of an equal or lesser scope or with greater detail, and (ii) contain the information required by Article 9 of the Uniform Commercial Code or the analogous legislation of each applicable jurisdiction for the filing of any financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor and (B) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates. Each Grantor agrees to provide such information to the Collateral Agent promptly upon request.

(c)                                  Each Grantor hereby irrevocably authorizes the Collateral Agent for the benefit of the Secured Parties at any time and from time to time to file Copyright Security Agreements, Patent Security Agreements and Trademark Security Agreements, or other documents with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country), as the case may be, for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by such Grantor hereunder, without the signature of such Grantor, and naming such Grantor, as debtor, and the Collateral Agent, as secured party.

(d)                                 Notwithstanding the foregoing authorizations, in no event shall the Collateral Agent be obligated to prepare or file any financing statements whatsoever, or to maintain the perfection of the security interest granted hereunder.  Each Grantor agrees to prepare, record and file, at its own expense, financing statements (and amendments and continuation statements when applicable) with respect to the Collateral now existing or hereafter created meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect and maintain perfected the Collateral, and to deliver a file stamped copy of each such financing statement or other evidence of filing to the Collateral Agent.  Neither the Trustee nor the Collateral Agent shall be under any obligation whatsoever to file any such financing or continuation statements or to make any other filing under the UCC in connection with this Agreement or any other Covered Document.

(e)                                  The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.

SECTION 3.02                            Real Property.

(a)                                 In the event that any Permitted Additional Pari Passu Obligations are incurred following the Issue Date, the Grantors shall notify the Collateral Agent thereof in writing and take all such action as may be reasonably required to amend each then existing Mortgage in order to cause such Permitted Additional Pari Passu Obligations to be secured equally and ratably with the then-existing Secured Obligations.

SECTION 3.03                            Representations and Warranties.  Each Grantor jointly and severally represents and warrants to the Collateral Agent and the other Secured Parties that:

(a)                                 Each Grantor has good title to the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained.

(b)                                 This Agreement has been duly executed and delivered by each Grantor that is party hereto.  This Agreement constitutes a legal, valid and binding obligation of such Grantor, enforceable against each Grantor that is party hereto in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

(c)                                  The Perfection Information has been duly prepared, completed and executed and the information set forth therein, including the exact legal name of each Grantor, is correct and complete in all material respects as of the Issue Date.  The UCC financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations prepared for filing in each governmental, municipal or other office specified in Section 3 to the Perfection Information (or specified by notice from such Grantor to the Collateral Agent after the Issue Date in the case of filings, recordings or registrations required by Section 12.01 of the Indenture or by the applicable provisions of any other Covered Document), are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Intellectual Property Collateral owned by such Grantor) that are necessary to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements. Each Grantor represents and warrants that a Trademark Security Agreement and Copyright Security Agreement containing a description of all Article 9 Collateral consisting of Intellectual Property Collateral with respect to United States Patents, United States Trademarks (other than Trademark applications filed on an “intent-to-use” basis until such time as a statement of use is filed with and duly accepted by the United States Patent and Trademark Office) and United States Copyrights, in each case owned by such Grantor, has been delivered to the Collateral Agent and each Grantor will cause such Trademark Security Agreement and Copyright Security Agreement to be recorded with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent, for the benefit of the Secured Parties, in respect of all Article 9 Collateral consisting of such Intellectual Property Collateral in which a security interest may be perfected by recording with the United States Patent and Trademark Office and the United States Copyright Office, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the Issue Date).

(d)                                 The Security Interest constitutes (i) a legal and valid security interest in all the Collateral securing the payment and performance of the Secured Obligations, including the Guarantees, (ii) subject to the filings described in Section 3.03(c) or the Collateral Agent obtaining Control, a perfected security interest in all Collateral in which a security interest may be perfected by Control, filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code in the relevant jurisdiction and (iii) subject to Section 3.03(c), a security interest that shall be perfected in all Article 9 Collateral in which a security interest may be perfected upon the receipt and recording of this Agreement (or a short form thereof or hereof) with the United States Patent and Trademark Office and the United States Copyright Office, as applicable (if and to the extent perfection may be achieved by such filing).  The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than (A) in the case of the Notes Obligations (i) any nonconsensual Lien that is expressly permitted pursuant to Section 4.12 of the Indenture and has priority as a matter of law and (ii) Liens expressly permitted pursuant to Section 4.12 of the Indenture and (B) in the case of any Permitted Additional Pari Passu Obligation, Liens expressly permitted by the applicable Additional Pari Passu Agreement relating to the Permitted Additional Pari Passu Obligations.

(e)                                  The Article 9 Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to Section 4.12 of the Indenture.  None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code (including the New York UCC) in any applicable jurisdiction or any other applicable laws covering any Article 9 Collateral or (ii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, (x) in the case of the Notes Obligations, for Liens expressly permitted pursuant to Section 4.12 of the Indenture and (y) in the case of any Permitted Additional Pari Passu Obligations, Liens expressly permitted by the applicable Additional Pari Passu Agreement relating to the Permitted Additional Pari Passu Obligations.

SECTION 3.04                            Covenants.

(a)                                 Each Grantor agrees promptly (and, in any event, within five Business Days or any such change) to (A) notify the Collateral Agent in writing of any change (i) in legal name of any Grantor, (ii) in the identity or type of organization or corporate structure of any Grantor, (iii) in the jurisdiction of organization of any Grantor, or (iv) in its organizational identification number (in the case of this clause (iv), to the extent an organizational identification number is required by applicable law to be disclosed on the UCC financing statements for such Grantor) and (B) make all filings within any applicable statutory period, under the Uniform Commercial Code or otherwise, that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected second priority security interest in all the Collateral and the Mortgaged Properties, for the benefit of the Secured Parties.

(b)                                 Each Grantor shall, at its own expense, take any and all commercially reasonable actions necessary to defend title to the Article 9 Collateral and the Mortgaged Properties against all Persons and to defend the Security Interest of the Collateral Agent in the Article 9 Collateral and the Mortgaged Properties and the priority thereof against any Lien not expressly permitted pursuant to Section 4.12 of the Indenture or the terms of any Additional Pari Passu Agreement.

(c)                                  On a continuing basis, each Grantor shall, at its sole cost and expense, (i) promptly following its becoming aware thereof, notify the Collateral Agent of any adverse determination in any proceeding or the institution of any proceeding in any federal, state or local court or administrative body or in the United States Patent and Trademark Office or the United States Copyright Office regarding any Material Intellectual Property Collateral, such Grantor’s right to register such Material Intellectual Property Collateral or its right to keep and maintain such registration in full force and effect (other than non-final office actions issued by the United States Patent and Trademark Office or United States Copyright Office), (ii) not permit to lapse or become abandoned or fail to maintain any Material Intellectual Property Collateral, and not settle or compromise any pending or future litigation or administrative proceeding with respect to any such Material Intellectual Property Collateral, in either case except as shall be consistent with commercially reasonable business judgment, (iii) upon such Grantor obtaining knowledge thereof, promptly notify the Collateral Agent in writing of any event which may be reasonably expected to materially and adversely affect the value or utility of any Material Intellectual Property Collateral or the rights and remedies of the Collateral Agent in relation thereto including a levy or threat of levy or any legal process against any Material Intellectual Property Collateral, (iv) not license any Intellectual Property Collateral other than licenses entered into by such Grantor in, or incidental to, the ordinary course of business or as otherwise permitted by the Indenture, (v) amend or permit the amendment of any licenses of Intellectual Property Collateral in a manner that materially and adversely affects the right to receive payments thereunder, or in any manner that would materially impair the value of any Intellectual Property Collateral or the Lien on and security interest in the Intellectual Property Collateral created therein hereby, without the consent of the Collateral Agent and (vi) furnish to the Collateral Agent from time to time upon the Collateral Agent’s request therefor reasonably detailed statements and amended schedules further identifying and describing the Intellectual Property Collateral and such other materials evidencing or reports pertaining to any Intellectual Property Collateral as the Collateral Agent may from time to time request.

(d)                                 The Grantors shall promptly (or, in the case of Intellectual Property Collateral, within 20 Business Days after the first day of each fiscal quarter) notify the Collateral Agent in writing if, after the Issue Date, the Issuer or any Subsidiary obtains any interest in any Collateral consisting of Deposit Accounts, Chattel Paper, Documents, Instruments, Intellectual Property Collateral that is registered or subject to a pending application for registration, Investment Property or Letter-of-Credit Rights which has not yet been perfected and shall promptly execute such documents and take such actions as are reasonably appropriate to effect the Collateral Agent’s duly perfected, second priority (subject to Permitted Liens entitled to priority under applicable law) Lien upon such Collateral.  If any Collateral is in the possession of a third party, at the Collateral Agent’s request, the Grantors shall use commercially reasonable efforts to obtain an acknowledgment that such third party holds the Collateral for the benefit of the Collateral Agent.

(e)                                  The Issuer agrees, on its own behalf and on behalf of each other Grantor, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith.  If any amount payable under or in connection with any of the Article 9 Collateral shall be or become evidenced by any promissory note or other instrument, subject to the terms of the Intercreditor Agreement, such note or instrument shall be promptly pledged and delivered to the Collateral Agent, for the benefit of the Secured Parties, duly endorsed in a manner reasonably satisfactory to the Collateral Agent.

(f)                                   At its option, the Collateral Agent may (but shall not be obligated to) discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and the Mortgaged Properties and not permitted pursuant to Section 4.12 of the Indenture or pursuant to the terms of any Additional Pari Passu Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral and Mortgaged Properties to the extent any Grantor fails to do so as required by the Indenture or this Agreement or pursuant to the terms of any Additional Pari Passu Agreement and within a reasonable period of time after the Collateral Agent has requested that it do so, and each Grantor jointly and severally agrees to reimburse the Collateral Agent within ten days after demand for any payment made or any reasonable expense incurred by the Collateral Agent pursuant to the foregoing authorization.  Nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Covered Documents.

(g)                                  If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other Person to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the Collateral Agent for the benefit of the Secured Parties.  Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest.

(h)                                 Each Grantor (rather than the Collateral Agent or any Secured Party) shall remain liable (as between itself and any relevant counterparty) to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the other Secured Parties from and against any and all liability for such performance.

SECTION 3.05                            Other Actions.  In order to further insure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Security Interest, each Grantor agrees, in each case at such Grantor’s own expense, subject to the Intercreditor Agreement to take the following actions with respect to the following Article 9 Collateral:

(a)                                 Investment Property.  Subject to the Intercreditor Agreement, except to the extent otherwise provided in Article II, if any Grantor shall at any time hold or acquire any certificated securities, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent for the benefit of the Secured Parties, accompanied by instruments of transfer or assignment duly executed in blank.  If any securities now or hereafter acquired by any Grantor are uncertificated and are issued to such Grantor or its nominee directly by the issuer thereof, following the occurrence of an Event of Default such Grantor shall promptly notify the Collateral Agent thereof and pursuant to an agreement in form reasonably satisfactory to the Collateral Agent, either (i) cause the issuer to agree to comply with instructions from the Collateral Agent as to such securities, without further consent of any Grantor or such nominee, or (ii) arrange for the Collateral Agent to become the registered owner of the securities.

(b)                                 Commercial Tort Claims.  If any Grantor shall at any time hold or acquire a Commercial Tort Claim (other than, as long as no Event of Default exists, a Commercial Tort Claim for less than $3.0 million), such Grantor shall promptly notify the Collateral Agent in writing signed by such Grantor of the brief details thereof and grant to the Collateral Agent in such writing a security interest therein and in the Proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent.

(c)                                  Deposit Accounts and Securities Account.  SCHEDULE IV sets forth all Deposit Accounts and Securities Accounts maintained by the Grantors as of the date hereof.  Prior to the Discharge of First Lien Obligations, notwithstanding anything to the contrary in this Agreement, the Indenture or the other Covered Documents, none of the Grantors shall be required to enter into any deposit account control agreement or securities account control agreement with respect to any deposit account or securities account other than any deposit account control agreements to the extent required by the Credit Agreement, the Indenture or the Intercreditor Agreement and other than with respect to any cash collateral agreements to the extent required by this Agreement with respect to any Collateral that consists of cash.  For purposes of Section 7 of the Intercreditor Agreement and for the avoidance of doubt, each Grantor grants to the First Lien Agent for the benefit of the Collateral Agent and the other Secured Parties, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all the Secured Obligations, a continuing security interest in its Deposit Accounts and Securities Accounts.  After the Discharge of First Lien Obligations, each Grantor shall take all actions necessary to establish the Collateral Agent’s Control of each Deposit Account and Securities Account other than: (i) each Deposit Account exclusively used for payroll, payroll taxes, or employee benefits as set forth in SCHEDULE IV or any replacement account exclusively used for payroll, payroll taxes or employee benefits; (ii) each disbursement account of the Grantors as set forth on SCHEDULE IV or any replacement disbursement account that is reasonably acceptable to Agent; (iii) each trust account listed on SCHEDULE IV maintained at U.S. Bank National Association (or any replacement account thereof) so long as the average account balance in the accounts described in this clause (iii) is in an amount consistent with the ordinary course of business and past practices of the Obligors and, in any event, does not exceed (x) at any time other than during a Trigger Event Period (as defined in the Credit Agreement), $10,000,000 in the aggregate or (y) after the commencement and during the continuation of a Trigger Event Period, $2,000,000 in the aggregate; and (iv) each Deposit Account and Securities Account, other than those described in clauses (i) through (iii) above, containing not more than $75,000 at any time; provided that the aggregate amount contained in all such accounts under this clause (iv) shall not exceed $750,000 at any time.  Each Grantor shall be the sole account holder of each Deposit Account and Securities Account and shall not allow any other Person (other than the Collateral Agent and the First Lien Agent) to have Control over a Deposit Account or Securities Account.

Each Grantor shall promptly notify Agent of any opening or closing of a Deposit Account and Securities Account and will amend SCHEDULE IV to reflect the same.

(d)                                 Each Grantor agrees that, in the event any Grantor, pursuant to the Credit Agreement, takes any action to grant or perfect a Lien in favor of the First Lien Agent in any assets such Grantor shall also take such action to grant or perfect a Lien (subject to the Intercreditor Agreement) in favor of the Collateral Agent to secure the Secured Obligations without request of the Collateral Agent, including with respect to any property and real property in which the First Lien Agent directs a Grantor to grant or perfect a Lien or take such other action under the Credit Agreement.

ARTICLE IV

Remedies

SECTION 4.01                            Remedies upon Default.

(a)                                 Subject to the terms of the Intercreditor Agreement, upon the occurrence and during the continuance of an Event of Default, it is agreed that the Collateral Agent shall have the right (but not the duty) to exercise any and all rights afforded to a secured party with respect to the Secured Obligations under the Uniform Commercial Code (including the New York UCC) in any applicable jurisdiction or other applicable law and also may (i) require each Grantor to, and each Grantor agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place and time to be designated by the Collateral Agent that is reasonably convenient to both parties; (ii) occupy any premises owned or, to the extent lawful and permitted, leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; (iii) exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral; and (iv) subject to the mandatory requirements of applicable law and the notice requirements described below, sell or otherwise dispose of all or any part of the Collateral securing the Secured Obligations at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate.  Subject to the terms of the Intercreditor Agreement, the Collateral Agent shall be authorized at any such sale of securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and, subject to the terms of the Intercreditor Agreement, upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold.  Each such purchaser at any sale of Collateral shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

(b)                                 The Collateral Agent shall give the applicable Grantors ten days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Collateral.  Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange.  Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale.  At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may determine.  The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given.  The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.  In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice.  At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor.  For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full.  As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may (but shall not be obligated to) proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court appointed receiver.  Any sale pursuant to the provisions of this Section 4.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) during the continuance of an Event of Default, for the purpose of (i) making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance, (ii) making all determinations and decisions with respect thereto and (iii) obtaining or maintaining the policies of insurance or paying any premium in whole or in part relating thereto.  All sums disbursed by the Collateral Agent in connection with this paragraph, including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, within ten days of demand, by the Grantors to the Collateral Agent and shall be additional Secured Obligations secured hereby.

SECTION 4.02                            Application of Proceeds.

(a)                                 The Collateral Agent shall, subject to the Intercreditor Agreement, apply the proceeds of any collection or sale of Collateral or Mortgaged Property, including any Collateral consisting of cash, in the following order of priority:

(i)                  first, pro rata, to amounts owing to the Collateral Agent in its capacity as such in accordance with the terms of the Indenture, to amounts owing to the Trustee in its capacity as such in accordance with the terms of the Indenture and to amounts owing to any Additional Pari Passu Agent in its capacity as such in accordance with the terms of such Additional Pari Passu Agreement;

(ii)               second, to the payment in full of the Secured Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the respective amounts of the Secured Obligations) owed to them on the date of any such distribution; and

(iii)            third, to the Issuer and/or other persons entitled thereto.

(b)                                 If, despite the provisions of this Agreement, any Secured Party shall receive any payment or other recovery in excess of its portion of payments on account of the Secured Obligations to which it is then entitled in accordance with this Agreement, such Secured Party shall hold such payment or other recovery in trust for the benefit of all Secured Parties hereunder for distribution in accordance with this Section 4.02.

(c)                                  Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money therefor by the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

(d)                                 Notwithstanding the foregoing, in the event of any determination by a court of competent jurisdiction that (i) any of the Permitted Additional Pari Passu Obligations are unenforceable under applicable law or are subordinated to any other obligations, (ii) any of the Permitted Additional Pari Passu Obligations do not have an enforceable security interest in any of the Collateral and/or (iii) any intervening security interest exists securing any other obligations (other than other Secured Obligations) on a basis ranking prior to the security interest of such Permitted Additional Pari Passu Obligations but junior to the security interest of the Notes Obligations (any such condition referred to in the foregoing clauses (i), (ii) or (iii) with respect to any Permitted Additional Pari Passu Obligations, an “Impairment” of such Permitted Additional Pari Passu Obligations), the results of such Impairment shall be borne solely by the holders of such Permitted Additional Pari Passu Obligations, and the rights of the holders of such Permitted Additional Pari Passu Obligations (including, without limitation, the right to receive distributions in respect of such Permitted Additional Pari Passu Obligations) set forth herein shall be modified to the extent necessary so that the effects of such Impairment are borne solely by the holders of such Permitted Additional Pari Passu Obligations subject to such Impairment.  Notwithstanding the foregoing, with respect to any Collateral for which a third party (other than a Secured Party) has a lien or security interest that is junior in priority to the security interest of the holders of the Notes Obligations but senior (as determined by appropriate legal proceedings in the case of any dispute) to the security interest of any other Secured Obligations (such third party, an “Intervening Creditor”), the value of any Collateral or proceeds which are allocated to such Intervening Creditor shall be deducted on a ratable basis solely from the Collateral or proceeds to be distributed in respect of the Secured Obligations with respect to which such Impairment exists.

(e)                                  In making the determinations and allocations required by this Section 4.02, the Collateral Agent may conclusively rely upon information supplied by the Trustee or Additional Pari Passu Agent as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the Secured Obligations, and the Collateral Agent shall have no liability to any of the Secured Parties for actions taken in reliance on such information, provided that nothing in this sentence shall prevent any Grantor from contesting any amounts claimed by any Secured Party in any information so supplied.  All distributions made by the Collateral Agent pursuant to this Section 4.02 shall be (subject to any decree of any court of competent jurisdiction) final (absent manifest error), and the Collateral Agent shall have no duty to inquire as to the application by any Additional Pari Passu Agent of any amounts distributed to it.

(f)                                   Notwithstanding anything herein or in any other Covered Document to the contrary, the Collateral Agent shall exercise remedies and sell the Collateral at the written direction of the holders of a majority of the aggregate principal amount of all Secured Obligations outstanding at the time of such action; provided that if the Collateral Agent has asked the holders of Secured Obligations for instructions and the applicable holders have not yet responded to such request, the Collateral Agent shall be authorized (but shall not have the duty) to take such actions which the Collateral Agent believes to be required to promote and protect the interests of the holders of the Secured Obligations and/or to preserve the value of the Collateral.

SECTION 4.03                            Intellectual Property.

(a)                                 Subject to the Intercreditor Agreement, and for the purpose of enabling the Collateral Agent, during the continuance of an Event of Default, to exercise rights and remedies under Article IV hereof at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Grantor hereby grants to the Collateral Agent an irrevocable, non-exclusive license to use, assign, license or sublicense any of the Intellectual Property Collateral now owned or hereafter acquired by such Grantor, wherever the same may be located.  Such license shall include access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout hereof.  The license (i) shall be subject to those exclusive Intellectual Property Licenses granted by any Grantor to other Persons in effect on the date hereof and those granted by any Grantor hereafter, as permitted under the Indenture, to the extent conflicting, and (ii) apply to the use of the Trademarks in connection with goods and services of similar type and quality to those theretofore sold by such Grantor under such Trademark.

If any Event of Default shall have occurred and be continuing, upon the written demand of the Collateral Agent, each Grantor shall execute and deliver to the Collateral Agent an assignment or assignments of the registered Patents, Trademarks and/or Copyrights and Goodwill and such other documents as are necessary or appropriate to carry out the intent and purposes hereof.  Within five (5) Business Days of written notice thereafter from the Collateral Agent, each Grantor shall make available to the Collateral Agent, to the extent within such Grantor’s power and authority, such personnel in such Grantor’s employ on the date of the Event of Default as the Collateral Agent may reasonably designate to permit such Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold by such Grantor under the Intellectual Property Collateral, and such persons shall be available to perform their prior functions on the Collateral Agent’s behalf.

(b)                                 Subject to the Intercreditor Agreement, and upon the occurrence and during the continuance of any Event of Default, the Collateral Agent shall have the right but shall in no way be obligated to file applications for protection of the Intellectual Property Collateral and/or bring suit in the name of any Grantor, the Collateral Agent or the Secured Parties to enforce the Intellectual Property Collateral and any license thereunder.  In the event of such suit, each Grantor shall, at the reasonable request of the Collateral Agent, do any and all lawful acts and execute any and all documents requested by the Collateral Agent in aid of such enforcement and the Grantors shall promptly reimburse and indemnify the Collateral Agent for all costs and expenses incurred by the Collateral Agent in the exercise of its rights under this Section 4.03 in accordance with the terms of the Indenture.  In the event that the Collateral Agent shall elect not to bring suit to enforce the Intellectual Property Collateral, each Grantor agrees, at the reasonable request of the Collateral Agent, to take all commercially reasonable actions necessary, whether by suit, proceeding or other action, to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value of or other damage to any of the Intellectual Property Collateral by any Person.

ARTICLE V

Subrogation and Subordination

SECTION 5.01                            Contribution and Subrogation.  Each Grantor (a “Contributing Party”) agrees (subject to Section 5.02) that, in the event assets of any other Grantor (the “Claiming Party”) shall be sold pursuant to any Security Document to satisfy any Secured Obligation owed to any Secured Party, the Contributing Party shall indemnify the Claiming Party in an amount equal to the greater of the book value or the fair market value of such assets, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Party on the date hereof and the denominator shall be the aggregate net worth of all the Contributing Parties together with the net worth of the Claiming Party on the date hereof (or, in the case of any Grantor becoming a party hereto pursuant to Section 6.14, the date of the Security Agreement Supplement executed and delivered by such Grantor).  Any Contributing Party making any payment to a Claiming Party pursuant to this Section 5.01 shall be subrogated to the rights of such Claiming Party to the extent of such payment.

SECTION 5.02                            Subordination.

(a)                                 Notwithstanding any provision of this Agreement to the contrary, all rights of the Grantors under Section 5.01 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Secured Obligations.  No failure on the part of any Grantor to make the payments required by Section 5.01 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Grantor with respect to its obligations hereunder, and each Grantor shall remain liable for the full amount of the obligations of such Grantor hereunder.

(b)                                 Each Grantor hereby agrees that upon the occurrence and during the continuance of an Event of Default all Indebtedness owed by it to any Subsidiary shall be fully subordinated to the indefeasible payment in full in cash of the Secured Obligations.

ARTICLE VI

Miscellaneous

SECTION 6.01                            Notices.  All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 13.02 of the Indenture.  All communications and notices hereunder to any Grantor shall be given to it in care of the Issuer as provided in Section 13.02 of the Indenture and all notices to any Additional Pari Passu Agent shall be given to it at the address set forth in the Additional Pari Passu Joinder Agreement.

SECTION 6.02                            Waivers; Amendment.

(a)                                 No failure or delay by the Collateral Agent, any Holder or any other Secured Party in exercising any right or power hereunder or under any other Covered Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the Collateral Agent, the Trustee, any Holder or any other Secured Party hereunder and under the other Covered Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have.  No waiver of any provision of this Agreement or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 6.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  No notice or demand on any Grantor in any case shall entitle any Grantor to any other or further notice or demand in similar or other circumstances.

(b)                                 Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Article Nine of the Indenture and corresponding provisions of each Additional Pari Passu Agreement.

SECTION 6.03                            Collateral Agent’s Fees and Expenses; Indemnification.

(a)                                 The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 7.07 of the Indenture and the applicable provisions of any Additional Pari Passu Agreement, in each case, or any other reference to any Additional Pari Passu Agreement as if such section were set out in full herein and references to “the Issuer” therein were references to each Grantor and references to the Trustee or the Additional Pari Passu Agent, as the case may be, therein were references to the Collateral Agent.

(b)                                 Without limitation of its indemnification obligations under the other Note Documents, the Issuer agrees to indemnify the Collateral Agent and the other Indemnitees against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable and documented fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating to any of the foregoing agreements or instruments contemplated hereby, or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses resulted from (x) the gross negligence, bad faith or willful misconduct of such Indemnitee or of any affiliate, director, officer, employee, counsel, agent or attorney-in-fact of such Indemnitee or (y) a material breach of this Agreement by such Indemnitee or of any affiliate, director, officer, employee, counsel, agent or attorney-in-fact of such Indemnitee.

(c)                                  Any such amounts payable as provided hereunder shall be additional Secured Obligations secured hereby and by the other Security Documents.  The provisions of this Section 6.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Covered Document, the consummation of the transactions contemplated hereby, the repayment of any of the Secured Obligations, the resignation or removal of the Collateral Agent, the invalidity or unenforceability of any term or provision of this Agreement or any other Covered Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party.  All amounts due under this Section 6.03 shall be payable within ten days of written demand therefor.

SECTION 6.04                            Successors and Assigns.  Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.  If the Collateral Agent consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Collateral Agent.

SECTION 6.05                            Survival of Agreement.  All covenants, agreements, representations and warranties made by the Grantors in the Covered Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Covered Document shall be considered to have been relied upon by the Secured Parties and shall survive the execution and delivery of the Covered Documents, the issuance of the Notes and the issuance of any Permitted Additional Pari Passu Obligation.

SECTION 6.06                            Counterparts; Effectiveness; Several Agreement.  This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract.  Delivery of an executed signature page to this Agreement by facsimile transmission or other electronic communication (such as a “.pdf” or “.tif”) shall be as effective as delivery of a manually signed counterpart of this Agreement.  This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Grantor and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Grantor, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Indenture or any applicable Additional Pari Passu Agreement.  This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

SECTION 6.07                            Severability.  Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.  The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 6.08                            Right of Set-Off.  In addition to any rights and remedies of the Secured Parties provided by law, upon the occurrence and during the continuance of any Event of Default, each Secured Party and its Affiliates is authorized at any time and from time to time, without prior notice to the Issuer or any other Grantor, any such notice being waived by the Issuer (on their own behalf and on behalf of each Grantor and its Subsidiaries) to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other Indebtedness at any time owing by, such Secured Party and its Affiliates, as the case may be, to or for the credit or the account of the respective Grantors and their Subsidiaries against any and all Secured Obligations owing to such Secured Party and its Affiliates hereunder or under any other Covered Document, now or hereafter existing, irrespective of whether or not such Secured Party or Affiliate shall have made demand under this Agreement or any other Covered Document and although such Secured Obligations may be contingent or unmatured or denominated in a currency different from that of the ap plicable deposit or Indebtedness.  Each Secured Party agrees promptly to notify the Issuer and the Collateral

Agent after any such set off and application made by such Secured Party, as the case may be; provided, that the failure to give such notice shall not affect the validity of such setoff and application.  The rights of each Secured Party under this Section 6.08 are in addition to other rights and remedies (including other rights of setoff) that the Collateral Agent and such other Secured Party may have.

SECTION 6.09                            Governing Law; Jurisdiction.

(a)                                 THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)                                 ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, SHALL BE BROUGHT IN THE COURTS (A) OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY, (B) OF THE STATE OF DELAWARE, (C) OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK OR (D) OF THE UNITED STATES FOR THE DISTRICT OF DELAWARE (PROVIDED THAT IF NONE OF SUCH COURTS CAN AND WILL EXERCISE SUCH JURISDICTION, SUCH EXCLUSIVITY SHALL NOT APPLY), AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GRANTOR AND THE COLLATERAL AGENT CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS.  EACH GRANTOR AND THE COLLATERAL AGENT IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED HERETO.

SECTION 6.10                            WAIVER OF JURY TRIAL.  EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY IRREVOCABLY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 6.10 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.  EACH PARTY HERETO (A) CERTIFIES THAT, TO ITS KNOWLEDGE, NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND AGREEMENT AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER NOTE DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 6.11                            Headings.  Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 6.12                            Security Interest Absolute.  All rights of the Collateral Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Indenture, any other Note Document, any Additional Pari Passu Agreement, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture, any other Note Document, any Additional Pari Passu Agreement or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Secured Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Secured Obligations or this Agreement.

SECTION 6.13                            Termination or Release.

(a)                                 The Liens securing the Notes Obligations will be released, in whole or in part, as provided in Section 12.03 of the Indenture.

(b)                                 The Liens securing Permitted Additional Pari Passu Obligations of any series will be released, in whole or in part, as provided in the Additional Pari Passu Agreement governing such obligations.

(c)                                  In connection with any termination or release pursuant to paragraph (a) or (b) of this Section 6.13, the Collateral Agent shall execute and deliver to any Grantor, at such Grantor’s expense, all documents that such Grantor shall reasonably request to evidence such termination or release.  Any execution and delivery of documents pursuant to this Section 6.13 shall be without recourse to or warranty by the Collateral Agent.

SECTION 6.14                            Additional Grantors.  Any Person required to become party to this Agreement pursuant to Section 4.17 of the Indenture or corresponding provisions of any Additional Pari Passu Agreement may do so by executing and delivering a Security Agreement Supplement and such Person shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein.  The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder.  The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

SECTION 6.15                            Collateral Agent Appointed Attorney-in-Fact.  Each Grantor hereby appoints the Collateral Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof at any time after and during the continuance of an Event of Default, which appointment is irrevocable (until termination of all Covered Documents) and coupled with an interest.  Without limiting the generality of the foregoing, the Collateral Agent shall have the right (but not the duty), upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or Mortgaged Property or any part thereof;

(b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral or Mortgaged Property; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral or Mortgaged Property; (d) to send verifications of Accounts receivable to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or Mortgaged Property or to enforce any rights in respect of any Collateral or Mortgaged Property; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral or Mortgaged Property; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral or Mortgaged Property, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral or Mortgaged Property for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or Mortgaged Property or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby.  The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct or that of any of their Affiliates, directors, officers, employees, counsel, agents or attorneys-in-fact.

SECTION 6.16                            General Authority of the Collateral Agent.  By acceptance of the benefits of this Agreement and any other Security Documents, each Secured Party (whether or not a signatory hereto) shall be deemed irrevocably (a) to consent to the appointment of the Collateral Agent as its agent hereunder and under such other Security Documents, (b) to confirm that the Collateral Agent shall have the authority to act as the exclusive agent of such Secured Party for the enforcement of any provisions of this Agreement and such other Security Documents against any Grantor, the exercise of remedies hereunder or thereunder and the giving or withholding of any consent or approval hereunder or thereunder relating to any Collateral or Mortgaged Property or any Grantor’s obligations with respect thereto, (c) to agree that it shall not take any action to enforce any provisions of this Agreement or any other Security Document against any Grantor, to exercise any remedy hereunder or thereunder or to give any consents or approvals hereunder or thereunder except as expressly provided in this Agreement or any other Security Document and (d) to agree to be bound by the terms of this Agreement and any other Security Documents.  The Collateral Agent is not and shall not be deemed to be a fiduciary for any Grantor or any Secured Party.

SECTION 6.17                            Conflicts; Intercreditor Agreement.  Notwithstanding anything herein or in any other Covered Document to the contrary, (i) the liens and security interests granted to the Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement are expressly subject and subordinate to the liens and security interests granted to Bank of America, N.A. as collateral agent (and its permitted successors), for the benefit of the secured parties referred to below, pursuant to the Credit Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time), from the Issuers and the Grantors, in favor of Bank of America, N.A., as collateral agent for the benefit of the secured parties referred to therein and (ii) the exercise of any right or remedy by the Collateral Agent hereunder is subject to the limitations and provisions of the Intercreditor Agreement.  In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern and control.  Notwithstanding anything herein or in any other Covered Document to the contrary, prior to the Discharge of First Lien Obligations, the requirements of this Agreement to deliver Pledged Collateral and any certificates, instruments or documents in relation thereto to the Collateral Agent shall be deemed satisfied by delivery of such Pledged Collateral and such certificates, instruments or documents in relation thereto to the First Lien Agent (as bailee for the Collateral Agent).

SECTION 6.18                            Permitted Additional Pari Passu Obligations.  On or after the Issue Date, the Issuer may from time to time designate additional obligations as Permitted Additional Pari Passu Obligations by delivering to the Collateral Agent, the Trustee and each Additional Pari Passu Agent (a) a certificate signed by an executive officer of the Issuer (i) identifying the obligations so designated and the aggregate principal amount or face amount thereof, stating that such obligations are designated as “Permitted Additional Pari Passu Obligations” for purposes hereof, (ii) representing that such designation complies with the terms of the Indenture and each then extant Additional Pari Passu Agreement and (iii) specifying the name and address of the Additional Pari Passu Agent for such obligations (if other than the Trustee); and (b) except in the case of Additional Notes, a fully executed Additional Pari Passu Joinder Agreement (in the form attached as Exhibit II).  Notwithstanding anything to the contrary contained herein or in any other Covered Document, with respect to any Additional Pari Passu Agreement the Collateral Agent shall have no responsibility for, or any duty to inquire as to, any matter pertaining to such Additional Pari Passu Agreement (or the contents thereof) or the compliance of any Grantor or Additional Pari Passu Agent with the terms thereof.  Without limiting the foregoing, in the event the Collateral Agent is required to take action hereunder and such action is conditioned upon compliance with the terms of any Additional Pari Passu Agreement, Collateral Agent shall be entitled to request, and be fully protected in relying upon, an officer’s certificate of the relevant Grantor and/or the applicable Additional Pari Passu Agent that such action is permitted or authorized under the terms of such Additional Pari Passu Agreement.  To the extent such Additional Pari Passu Agreement grants any rights, protections, immunities or indemnities thereunder to the Collateral Agent, the Issuer and each applicable additional Grantor agrees that the Collateral Agent is an express third-party beneficiary thereunder.

SECTION 6.19                            Delivery to Collateral Agent Generally.  To the extent any information, agreement, certificates or other document to be delivered or provided to the Collateral Agent under this Agreement has to be satisfactory to the Collateral Agent, any information, agreement, certificates or other document substantially similar in form and substance to any corresponding information, agreement, certificates or other document delivered to the First Lien Agent shall be deemed to be reasonably satisfactory to the Collateral Agent.  The Collateral Agent shall not be required to make any request hereunder without the instructions of the holder of the Secured Obligations in accordance with Section 4.02(f), the Indenture and any Additional Pari Passu Debt Documents.

SECTION 6.20                            Concerning the Collateral Agent.  Section 12.09 of the Indenture concerning the Collateral Agent is incorporated herein mutatis mutandis, except that references therein to (i) “Holders” shall be references herein to “Secured Parties,” (ii) “Notes” shall include “Permitted Additional Pari Passu Obligations” and (iii) “Issuer” and “Guarantor” shall be references herein to “Grantor” as context dictates.

SECTION 6.21                            USA PATRIOT Act.  The parties hereto acknowledge that in accordance with Section 326 of the USA PATRIOT Act, the Collateral Agent, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account.  The parties to this Agreement agree that they will provide the Collateral Agent with such information as each may request in order to satisfy the requirements of the USA PATRIOT Act.

SECTION 6.22                            Miscellaneous.  All rights, protections, immunities and indemnities of the Collateral Agent in the Indenture shall apply hereto as if set forth herein.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

THE BON-TON DEPARTMENT STORES, INC.
as Initial Grantor

By:	/s/ Keith E. Plowman
	Name:	Keith E. Plowman
	Title:	Executive Vice President, Chief Financial Officer

THE BON-TON STORES, INC.
THE BON-TON GIFTCO, INC.*
THE BON-TON STORES OF LANCASTER, INC.**
THE ELDER-BEERMAN STORES CORP.
BON-TON DISTRIBUTION, INC.
MCRIL, LLC
CARSON PIRIE SCOTT II, INC.,
as Initial Grantors

By:	/s/ Keith E. Plowman
	Name:	Keith E. Plowman
	Title:	Executive Vice President, Chief Financial Officer
*	Title:	President and Chief Financial Officer
**	Title:	Vice President and Chief Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee and Collateral Agent

By:	/s/ Richard Prokosch
Name: Richard Prokosch
Title: Vice President

SCHEDULE I
TO THE SECOND LIEN SECURITY AGREEMENT

Pledged Equity

Issuer	Securities	Authorized Equity Interests	Number and/or % of Issued Securities	Certificate Number	Holder of Equity Interests

Carson Pirie Scott II, Inc.	Common Stock	30,000,000 shares	153,818 shares	2	The Bon-Ton Department Stores, Inc.
McRIL, LLC	Limited Liability Company Interests	uncertificated	100%		Carson Pirie Scott II, Inc.
Bon-Ton Distribution, Inc.	Common Stock	100,000 shares	1,000 shares	1	Carson Pirie Scott II, Inc.
The Bon-Ton Department Stores, Inc.	Common Stock	40,000,000 shares	10 shares	3	The Bon-Ton Stores, Inc.
	Class A Common Stock	20,000,000 shares	0 shares		N/A
	Preferred Stock	5,000,000 shares	0 shares		N/A
The Bon-Ton Giftco, Inc.	Common Stock	100 shares	10 shares	3	The Bon-Ton Department Stores, Inc.
The Bon-Ton Properties - Eastview GP, Inc.	Common Stock	1,000 shares	10 shares	1	The Bon-Ton Department Stores, Inc.
The Bon-Ton Properties - Eastview, L.P.	Limited Partnership Interests	uncertificated	99%		The Bon-Ton Department Stores, Inc.
	Limited Partnership Interest and General Partner	uncertificated	1%		The Bon-Ton Properties - Eastview GP, Inc.
The Bon-Ton Properties - Greece Ridge GP, Inc.	Common Stock	1,000 shares	10 shares	1	The Bon-Ton Department Stores, Inc.
The Bon-Ton Properties - Greece Ridge, L.P.	Limited Partnership Interest	uncertificated	99%		The Bon-Ton Department Stores, Inc.
	Limited Partnership Interest and General Partner	uncertificated	1%		The Bon-Ton Properties - Greece Ridge GP, Inc.
The Bon-Ton Properties - Marketplace GP, Inc.	Common Stock	1,000 shares	10 shares	1	The Bon-Ton Department Stores, Inc.
The Bon-Ton Properties - Marketplace, L.P.	Limited Partnership Interests	uncertificated	99%		The Bon-Ton Department Stores, Inc.
	Limited Partnership Interest and General Partner	uncertificated	1%		The Bon-Ton Properties - Marketplace GP, Inc.
The Bon-Ton Stores of Lancaster, Inc.	Common Stock	1,000 shares	1,000 shares	2	The Bon-Ton Department Stores, Inc.
The Elder-Beerman Stores Corp.	Common Stock	1,000 shares	1,000 shares	1	The Bon-Ton Department Stores, Inc.
Bonstores Holdings One, LLC	Limited Liability Company Interests	uncertificated	100%		The Bon-Ton Department Stores, Inc.
Bonstores Holdings Two, LLC	Limited Liability Company Interests	uncertificated	100%		The Bon-Ton Department Stores, Inc.

1

Pledged Debt

Borrower	Lender	Date	Amount	Interest

The Bon-Ton Department Stores, Inc.	The Bon-Ton Giftco, Inc.	1/24/2002	The amount of each loan made by Lender to Borrower under the terms thereof	5.0% p.a.

2

SCHEDULE II
TO THE SECOND LIEN SECURITY AGREEMENT

PERFECTION INFORMATION

[see attached]

1

SCHEDULE III
TO THE SECOND LIEN SECURITY AGREEMENT

Commercial Tort Claims

Bostco LLC, et al v. MMSD, et al, Case No. 03-CV-005040 (filed August 2003 in Cir. Ct., Milwaukee Co., WI).  The Bon-Ton Department Stores, Inc., successor by merger to Parisian, Inc., is one of the plaintiffs in this claim for damages to a building in Milwaukee.  The Company and the Guarantors maintain a retail store and corporate offices in the building.

The Bon-Ton Department Stores, Inc. v. Utilityaccounts.com, Inc., et al, Case No. 2010-11550 (filed November 2010 in Supreme Court of New York, County of Erie). The suit arises out of the defendant’s failure to pay utility bills of the Company pursuant to a contract for such services between the parties. The suit alleges breach of contract, unjust enrichment, breach of fiduciary duty, aiding and abetting breach of fiduciary duty and conversion.

SCHEDULE IV
TO THE SECOND LIEN SECURITY AGREEMENT

SCHEDULE IV

Deposit Accounts

Bank Name		Account Type	Subject to Control Agreement?	Reason for Exclusion from Control Agreement
Bank of America, N.A.	The Bon-Ton Department Stores,Inc	Checking	Yes
Central State Bank	The Bon-Ton Department Stores Inc Younkers Store 173	Checking	Yes
Fifth Third Bank, N.A.	The Elder Beerman Stores Corp FBO Bank of America NA	Checking	Yes
M & T Bank	The Bon Ton Stores Inc	Checking	Yes
Park National Bank	The Elder Beerman Stores FBO Bank of America, N.A.	Checking	Yes
PNC Bank	The Bon Ton Dept Stores Inc	Checking	Yes
U.S. Bank, N.A.	The Bon-Ton Department Stores Inc - Lawson Accounts Payable	Checking	No	Disbursement Acct.
U.S. Bank, N.A.	The Bon-Ton Department Stores Inc - Payroll Account	Checking	No	Payroll Acct.
U.S. Bank, N.A.	The Bon-Ton Department Stores Inc - Third Party Credit Card Receipts	Checking	Yes
U.S. Bank, N.A.	The Bon-Ton Department Stores Inc - Concentration Account	Checking	No	Disbursement Acct.
U.S. Bank, N.A.	The Bon-Ton Department Stores Inc - Private Label Credit Card Receipts	Checking	Yes
U.S. Bank, N.A.	The Bon-Ton Giftco Inc	Checking	Yes
U.S. Bank, N.A.	The Bon-Ton Department Stores Inc - Store Deposit Receipt Account	Checking	Yes
U.S. Bank, N.A.	The Bon-Ton Department Stores Inc - Accounts Payable EFT Account	Checking	No	Disbursement Acct.
U.S. Bank, N.A.	The Bon-Ton Dept Stores Inc	Checking	Yes
United Bank	The Elder-Beerman Stores Corp FBO Bank of America N A	Checking	Yes
Wells Fargo Bank, N.A.	The Bon-Ton Department Stores, Inc.	Checking	Yes
Wells Fargo Bank, N.A.	The BonTon Department Stores Inc	Checking	No	Disbursement Acct.
Wells Fargo Bank, N.A.	The Bon-Ton Department Stores, Inc.	Checking	No	Disbursement Acct.
WoodTrust Bank, N.A.	The Elder-Beerman Stores Corp	Checking	Yes

EXHIBIT I

TO THE SECOND LIEN SECURITY AGREEMENT

FORM OF SECURITY AGREEMENT SUPPLEMENT

SUPPLEMENT NO. [    ] (this “Supplement”), dated as of [                    ], to the Second Lien Security Agreement dated as of July 9, 2012 by and among THE BON-TON DEPARTMENT STORES, INC., a Delaware corporation (the “Issuer”), and the other Persons listed on the signature pages hereof (collectively, the “Initial Grantors”), certain subsidiaries of the surviving Person from time to time party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee and Collateral Agent (in its capacity as collateral agent, the “Collateral Agent”) for the Secured Parties.

A.            Reference is made to the indenture dated as of July 9, 2012 (as amended, amended and restated, extended, renewed, refinanced, supplemented or otherwise modified from time to time, the “Indenture”), by and among the Issuer, each Guarantor (as defined in the Indenture), the Trustee and the Collateral Agent.

B.            Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture and the Security Agreement referred to therein.

C.            The Grantors have entered into the Security Agreement pursuant to the requirements of the Indenture and/or Additional Pari Passu Agreement.  Section 6.14 of the Security Agreement provides that certain Persons may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement.  The undersigned Person (the “New Grantor”) is executing this Supplement in accordance with the requirements of the Indenture to become a Grantor under the Security Agreement as required by the Indenture and/or Additional Pari Passu Agreement.

Accordingly, the Collateral Agent and the New Grantor agree as follows:

SECTION 1.  In accordance with Section 6.14 of the Security Agreement, the New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Grantor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof.  In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full of the Secured Obligations does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Grantor’s right, title and interest in and to the Collateral (as defined in the Security Agreement) of the New Grantor.  Each reference to a “Grantor” in the Security Agreement shall be deemed to include the New Grantor.  The Security Agreement is hereby incorporated herein by reference.

SECTION 2.  The New Grantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

SECTION 3.  This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Supplement shall become effective when the Collateral

1

Agent shall have received a counterpart of this Supplement that bears the signature of the New Grantor, and the Collateral Agent has executed a counterpart hereof.  Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic communication shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4.  The New Grantor hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the Pledged Collateral and (b) set forth under its signature hereto is the true and correct legal name of the New Grantor, its jurisdiction of formation and the location of its chief executive office.

SECTION 5.  Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

SECTION 6.  THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 7.  In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction).  The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8.  All communications and notices hereunder shall be in writing and given as provided in Section 6.01 of the Security Agreement.

SECTION 9.  The New Grantor agrees to reimburse the Collateral Agent for its fees and reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

[Remainder of Page Intentionally Blank]

2

IN WITNESS WHEREOF, the New Grantor and the Collateral Agent have duly executed this Supplement to the  Security Agreement as of the day and year first above written.

[NAME OF NEW GRANTOR]

By:
Name:
Title:

Jurisdiction of Formation:
Address Of Chief Executive Office:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Collateral Agent

By:
Name:
Title:

3

SCHEDULE I

TO EXHIBIT I TO THE SECOND LIEN SECURITY AGREEMENT

Pledged Equity

Grantor	Issuer	Class of Equity Interest	Par Value	Certificate No(s)	Number of Shares	Percentage of Outstanding Shares of the Same Class of Equity Interest

[Pledged Debt]

Grantor	Debt Issuer	Description of Debt	Debt Certificate No(s)	Final Scheduled Maturity	Outstanding Principal Amount

4

EXHIBIT II

TO THE SECOND LIEN SECURITY AGREEMENT

FORM OF ADDITIONAL PARI PASSU JOINDER AGREEMENT

The undersigned is an Additional Pari Passu Agent for Persons wishing to become “Secured Parties” (the “New Secured Parties”) under the Second Lien Security Agreement, dated as of July 9, 2012 (as amended and/or supplemented, the “Security Agreement” (terms used without definition herein have the meanings assigned to such terms by the Security Agreement)) among The Bon-ton Department Stores, Inc., the other Grantors, if any, party thereto and Wells Fargo Bank, National Association, as Trustee and Collateral Agent (in its capacity as the collateral agent, the “Collateral Agent”) and the other Security Documents.

In consideration of the foregoing, the undersigned hereby:

(i)           represents that the Additional Pari Passu Agent has been authorized by the New Secured Parties to become a party to the Security Agreement on behalf of the New Secured Parties under that [DESCRIBE OPERATIVE AGREEMENT] (the “New Secured Obligations”) and to act as the Additional Pari Passu Agent for the New Secured Parties hereunder;

(ii)            acknowledges that the New Secured Parties have received a copy of the Security Agreement;

(iii)            irrevocably appoints and authorizes the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Security Agreement and the other Security Documents as are delegated to the Collateral Agent by the terms thereof, together with all such powers as are reasonably incidental thereto; and

(iv)           accepts and acknowledges the terms of Agreement applicable to it and the New Secured Parties and agrees to serve as Additional Pari Passu Agent for the New Secured Parties with respect to the New Secured Obligations and agrees on its own behalf and on behalf of the New Secured Parties to be bound by the terms of the Security Agreement and the other Security Documents applicable to holders of Secured Obligations, with all the rights and obligations of a Secured Party thereunder and bound by all the provisions thereof (including without limitation the incorporation of Section 12.09 of the Indenture) as fully as if it had been a Secured Party on the effective date of the Security Agreement.

The name and address of the representative for purposes of Section 6.01 of the Security Agreement are as follows:

[name and address of Additional Pari Passu Agent]

1

IN WITNESS WHEREOF, the undersigned has caused this Additional Pari Passu Joinder Agreement to be duly executed by its authorized officer as of the            day of                   , 20    .

[NAME]

By:
Name:
Title:

AGREED TO AND ACCEPTED:

The Collateral Agent hereby acknowledges its acceptance of this Additional Pari Passu Joinder Agreement for purposes of Section 6.18 of the Security Agreement.

Wells Fargo Bank, National Association, as Collateral Agent

By:
Name:
Title:

2

EXHIBIT III

[Form of]

Copyright Security Agreement

Copyright Security Agreement, dated as of [                    ], by [                    ] (“Grantor”), in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as collateral agent pursuant to the Indenture (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, Grantor is party to a Security Agreement of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Collateral Agent pursuant to which Grantor is a required to execute and deliver this Copyright Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Indenture, the Grantor hereby agrees with the Collateral Agent as follows:

SECTION 1.         Defined Terms.  Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2.         Grant of Security Interest in Copyright Collateral.  The Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in all right, title or interest in or to any and all of the following of the Grantor:

(a)  Copyrights and exclusive Copyright licenses of the Grantor listed on Schedule I attached hereto; and

(b)  all Proceeds of any and all of the foregoing.

SECTION 3.         Security Agreement.  The security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and the Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Copyrights made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  In the event that any provision of this Copyright Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Collateral Agent shall otherwise determine.

SECTION 4.         Termination.  Upon the payment in full of the Obligations and termination of the Security Agreement, the Collateral Agent shall execute, acknowledge, and deliver to the Grantor an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Copyrights under this Copyright Security Agreement.

SECTION 5.         Counterparts.  This Copyright Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Copyright Security Agreement by signing and delivering one or more counterparts.

SECTION 6.         Governing Law.  This Copyright Security Agreement and the transactions contemplated hereby, and all disputes between the parties under or relating to this Copyright Security Agreement or the facts or circumstances leading to its execution, whether in contract, tort or otherwise, shall be construed in accordance with and governed by the laws (including statutes of limitation) of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.

[signature page follows]

2

IN WITNESS WHEREOF, the Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

[GRANTOR]

By:
Name:
Title:

3

Accepted and Agreed:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Collateral Agent

By:
Name:
Title:

4

SCHEDULE I
to
COPYRIGHT SECURITY AGREEMENT
COPYRIGHT REGISTRATIONS AND COPYRIGHT APPLICATIONS

Copyright Registrations:

OWNER	REGISTRATION NUMBER	TITLE

Exclusive Copyright Licenses:

PARTIES	TITLE/DATE

5

EXHIBIT IV

[Form of]

Patent Security Agreement

Patent Security Agreement, dated as of [                    ], by [                ] (“Grantor”), in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as collateral agent pursuant to the Credit Agreement (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Grantor is party to a Security Agreement of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Collateral Agent pursuant to which the Grantor is required to execute and deliver this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Indenture, the Grantor hereby agrees with the Collateral Agent as follows:

SECTION 1.         Defined Terms.  Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2.         Grant of Security Interest in Patent Collateral.  The Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in all right, title or interest in or to any and all of the following of the Grantor:

(a)  Patents of the Grantor listed on Schedule I attached hereto; and

(b)  all Proceeds of any and all of the foregoing.

SECTION 3.         Security Agreement.  The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and the Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Patents made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  In the event that any provision of this Patent Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Collateral Agent shall otherwise determine.

SECTION 4.         Termination.  Upon the payment in full of the Obligations and termination of the Security Agreement, the Collateral Agent shall execute, acknowledge, and deliver to the Grantor an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Patents under this Patent Security Agreement.

SECTION 5.         Counterparts.  This Patent Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Patent Security Agreement by signing and delivering one or more counterparts.

SECTION 6.         Governing Law.  This Patent Security Agreement and the transactions contemplated hereby, and all disputes between the parties under or relating to this Patent Security Agreement or the facts or circumstances leading to its execution, whether in contract, tort or otherwise, shall be construed in accordance with and governed by the laws (including statutes of limitation) of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.

[signature page follows]

2

IN WITNESS WHEREOF, the Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

[GRANTOR]

By:
Name:
Title:

3

Accepted and Agreed:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Collateral Agent

By:
Name:
Title:

4

SCHEDULE I
to
PATENT SECURITY AGREEMENT
PATENT AND PATENT APPLICATIONS

Patents:

OWNER	PATENT NUMBER	NAME

Patent Applications:

OWNER	APPLICATION NUMBER	NAME

5

EXHIBIT V

[Form of]

Trademark Security Agreement

Trademark Security Agreement, dated as of [                    ], by [                ] (“Grantor”), in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as collateral agent pursuant to the Indenture (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Grantor is party to a Security Agreement of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Collateral Agent pursuant to which the Grantor is required to execute and deliver this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Indenture, the Grantor hereby agrees with the Collateral Agent as follows:

SECTION 1.         Defined Terms.  Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2.         Grant of Security Interest in Trademark Collateral.  The Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Se-cured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in all right, title or interest in or to any and all of the following of the Grantor:

(a)  Trademarks of the Grantor listed on Schedule I attached hereto;

(b)  all Goodwill associated with such Trademarks; and

(c)  all Proceeds of any and all of the foregoing;

provided that notwithstanding anything to the contrary in the Security Agreement, no security interest shall be granted in any United States intent-to-use application for a Trademark that may be deemed invalidated, canceled or abandoned due to the grant and/or enforcement of such security interest unless and until such time that the grant and/or enforcement of the security interest will not affect the status or validity of such Trademark.

SECTION 3.         Security Agreement.  The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and the Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademarks made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Collateral Agent shall otherwise determine.

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SECTION 4.         Termination.  Upon the payment in full of the Obligations and termination of the Security Agreement, the Collateral Agent shall execute, acknowledge, and deliver to the Grantor an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Trademarks under this Trademark Security Agreement.

SECTION 5.         Counterparts.  This Trademark Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Trademark Security Agreement by signing and delivering one or more counterparts.

SECTION 6.         Governing Law.  This Trademark Security Agreement and the transactions contemplated hereby, and all disputes between the parties under or relating to this Trademark Security Agreement or the facts or circumstances leading to its execution, whether in contract, tort or otherwise, shall be construed in accordance with and governed by the laws (including statutes of limitation) of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.

[signature page follows]

2

IN WITNESS WHEREOF, the Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

[GRANTOR]

By:
Name:
Title:

3

Accepted and Agreed:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Collateral Agent

By:
Name:
Title:

4

SCHEDULE I
to
TRADEMARK SECURITY AGREEMENT
TRADEMARK REGISTRATIONS AND TRADEMARK APPLICATIONS

Trademark Registrations:

OWNER	REGISTRATION NUMBER	TRADEMARK

Trademark Applications:

OWNER	APPLICATION NUMBER	TRADEMARK

5